UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010 (July 28, 2010)

RURBAN FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Ohio	0-13507	34-1395608
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

401 Clinton Street, Defiance, Ohio 43512
(Address of principal executive offices) (Zip Code)

(419) 783-8950
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 28, 2010, Rurban Financial Corp. (the “Company”) issued a news release reporting financial results for the second quarter ended June 30, 2010.  A copy of the July 28, 2010 news release is furnished as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02, including Exhibit 99.1 furnished herewith, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 2.06.  Material Impairments.

In the July 28, 2010 news release, the Company announced that it had recorded a $5.6 million pre-tax charge in the second quarter of 2010 for impairment and write-downs of software, hardware and development costs related to the data processing business of the Company’s wholly-owned subsidiary, Rurbanc Data Services, Inc. (“RDSI”).  The Company also recorded a $3.0 million loan provision and associated charge-off at RDSI during the second quarter relating to a loan for software development costs.  As reported in the July 28, 2010 news release, these charges were the result of the determination by the Company that the planned spin-off of RDSI and the merger of RDSI with New Core Holdings, Inc. cannot be successfully completed, together with the loss of RDSI’s data processing client base and associated revenue.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 28, 2010, the Company announced that its Board of Directors has approved a restructuring of the Boards of Directors of the Company and The State Bank and Trust Company (“State Bank”) which will reduce the size of both Boards from 11 to 9 members.  In connection with this restructuring, the Company accepted the retirement of the following four directors of the Company and State Bank effective as of July 31, 2010:  Steven VanDemark (Chairman), J. Michael Walz, Thomas Callan and John Compo.  The Board of Directors of the Company has appointed Richard Hardgrove to replace Steven VanDemark as Chairman of the Board effective upon Mr. VanDemark’s retirement.

Item 9.01.  Financial Statements and Exhibits.

(a)   Not Applicable

(b)   Not Applicable

(c)   Not Applicable

(d)   Exhibits

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on July 28, 2010 reporting financial results for the second quarter ended June 30, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RURBAN FINANCIAL CORP.

Dated: July 29, 2010	By:	/s/ Anthony V. Cosentino
Anthony V. Cosentino
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated July 29, 2010

Rurban Financial Corp.

Exhibit No.	Description

99.1	News release issued by Rurban Financial Corp. on July 28, 2010 reporting financial results for the first quarter ended June 30, 2010